EXHIBIT 10.26

PREFERRED STOCK PURCHASE AGREEMENT

This Preferred Stock Purchase Agreement (“Agreement”) is entered into and effective as of June 8, 2009 (“Effective Date”), by and among Medis Technologies Ltd., a Delaware corporation (“Company”), and Volation Capital Partners, LLC, a New York limited liability company, doing business as Volation Technology Capital Partners, LLC (including its permitted designees, successors and assigns, “Investor”).

RECITALS

A. The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to Investor, and Investor shall purchase from the Company, from time to time as provided herein, up to $5,000,000.00 of shares of Series B Preferred Stock; and

B. The offer and sale of the Securities provided for herein are being made without registration under the Act, in reliance upon the provisions of Section 4(2) of the Act, Regulation D promulgated under the Act, and such other exemptions from the registration requirements of the Act as may be available with respect to any or all of the purchases of Securities to be made hereunder.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the premises, the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

ARTICLE 1
DEFINITIONS

1.1  Definitions

In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designations, and (b) the following terms have the meanings indicated in this Section 1.1:

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means any Person that, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.  With respect to Investor, without limitation, any Person owning, owned by, or under common ownership with Investor, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Investor will be deemed to be an Affiliate.

“Agreement” means this Preferred Stock Purchase Agreement.

“Automatic Termination” has the meaning set forth in Section 3.1.

“Change in Control” has the meaning set forth within the definition of Fundamental Transaction, below.

“Certificate of Designations” means the certificate to be filed with the Secretary of State of the State of Delaware, in the form attached hereto as Exhibit B.

“Closing” means any one of (i) the Commitment Closing and (ii) each Put Closing.

“Commitment Closing” has the meaning set forth in Section 2.2(a).

“Commitment Fee” means a nonrefundable fee of $250,000.00, payable by Company to Investor in immediately available funds at the first Put Closing.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any replacement or substitute thereof, or any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company Termination” has the meaning set forth in Section 3.2.

“Delisting Event” means any time during the term of this Agreement, that the Common Stock is not listed for and actively trading on a Trading Market, or is suspended or delisted with respect to the trading of the Common Stock on a Trading Market.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith and attached hereto.

“DWAC Shares” means the Warrant Shares issued or issuable to Investor or any Affiliate, successor or assign of Investor, pursuant to the Transaction Documents, for which a registration statement registering for resale such Warrant Shares has become effective or which are eligible for resale under Rule 144, all of which shall be issued in electronic form, without restriction on resale, and delivered by the transferor thereof to any specified Deposit/Withdrawal At Custodian (DWAC) account with Depository Trust Company (“DTC”), in accordance with irrevocable instructions issued to and countersigned by the Transfer Agent, in the form attached hereto as Exhibit C.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fundamental Transaction” means and shall be deemed to have occurred at such time upon any of the following events:

(i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock immediately preceding such consolidation, merger, combination or event either (i) no longer hold a majority of the shares of Common Stock or (ii) no longer have the ability to elect a majority the board of directors of the Company (a “Change in Control”);

(ii) the sale or transfer (other than to a majority or wholly owned subsidiary of the Company) of all or substantially all of the Company’s assets, other than in the ordinary course of business; or

(iii) a purchase, tender or exchange offer made to the holders of the outstanding shares of Common Stock (other than pursuant to an “option repricing” or similar event for compensatory purposes).

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreements” means an agreement in the form attached as Exhibit D, executed by each of the Company’s executive officers, directors and beneficial owners of 10% or more of the Common Stock, precluding each such Person from participating in any sale of the Common Stock from the Put Notice Date through the Put Closing Date.

“Material Agreement” means any material agreement listed, or required to be listed, on any of Company’s reports filed or required to be filed with the SEC, including without limitation Forms 10-K, 10-Q or 8-K.

 “Maximum Placement” means $5,000,000.00.

“Maximum Put Amount” means, subject to any other applicable limitations set forth in this Agreement, the Maximum Placement less the amount of any previously noticed and funded Puts.

“Officer’s Closing Certificate” means a certificate in customary form reasonably acceptable to the Investor, executed by an authorized officer of the Company.

“Opinion” means an opinion from Company’s independent legal counsel, in the form attached as Exhibit E, or such other form as agreed upon by the parties, to be delivered in connection with the Commitment Closing and in connection with any Put Closing.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means shares of Series B Preferred Stock of the Company provided for in the Certificate of Designations, to be issued to Investor pursuant to this Agreement.

“Prospectus” has the meaning set forth in Section 4.1(gg)(iii).

“Put” has the meaning set forth in Section 2.3.

“Put Amount” means the amount of any individual put purchase, as specified by the Company, and shall not exceed the Maximum Put Amount.

“Put Closing” has the meaning set forth in Section 2.3(f).

“Put Closing Date” has the meaning set forth in Section 2.3(f).

“Put Notice” has the meaning set forth in Section 2.3(b).

“Put Notice Date” has the meaning set forth in Section 2.3(b).

“Put Purchase Price” has the meaning set forth in Section 2.3(b) and shall be specified in writing by the Company.

“Put Share Price” means $10,000.00 per Preferred Share.  Company may not Put fractional Preferred Shares.

“Put Shares” means Preferred Shares that are purchased by Investor pursuant to a Put.

“Registration Statement” means a valid, current and effective registration statement registering for sale the Warrant Shares, and except where the context otherwise requires, means the registration statement, as amended, including (i) all documents filed as a part thereof or incorporated by reference therein, and (ii) any information contained or incorporated by reference in a prospectus filed with the SEC in connection with such registration statement, to the extent such information is deemed under the Act to be part of the registration statement.

“Regulation D” means Regulation D promulgated under the Act.

“Required Put Documents” has the meaning set forth in Section 2.3(e).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect.

“SEC” means the United States Securities and Exchange Commission.

“Securities” includes the Warrants and Preferred Shares issuable pursuant to this Agreement and the Warrant Shares issuable pursuant to the Warrants.

“Series A Preferred Stock” means the Company’s 7.25% Series A Cumulative Convertible Perpetual Preferred Stock, par value $0.01 per share.

“Series B Preferred Stock” means the Company’s Series B Preferred Stock, par value $0.01 per share.

“Shareholder Approval” means, to the extent then applicable, the approval of the shareholders of the Company required to be obtained by the Company prior to the issuance of Common Stock representing 20% or more of either (i) the Common Stock or (ii) the voting power of the Common Stock, in each case, outstanding prior to such issuance, pursuant to Rule 5635(d) of the NASDAQ Listing Rules.

“Subsidiary” means any Person the Company owns or controls, or in which the Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Termination Date” means the earlier of (i) the date that is one year after the Effective Date, or (ii) the Put Closing Date on which the sum of the aggregate Put Purchase Price for all Put Shares equals the Maximum Placement.

“Termination Notice” has the meaning as set forth in Section 3.2.

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., Eastern time).

“Trading Market” means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

“Transaction Documents” include this Agreement and the Exhibits hereto and thereto.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC , or any successor transfer agent for the Common Stock.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means the warrants issuable under this Agreement, in the form attached hereto as Exhibit A, to purchase shares of Common Stock.

ARTICLE 2
PURCHASE AND SALE

2.1  Agreement to Purchase

Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in this Article 2:

(a) Investor hereby agrees to purchase such amounts of Preferred Shares as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section 2.3 below; and

(b) The Company agrees to issue Warrants to Investor pursuant to Section 2.3(c) below.

2.2  Investment Commitment

(a) Investment Commitment. The closing of this Agreement (the “Commitment Closing”) shall be deemed to occur when this Agreement has been duly executed by both Investor and the Company, and the other Conditions to the Commitment Closing set forth in Section 2.2(b) have been met.

(b) Conditions to Investment Commitment. As a condition precedent to the Commitment Closing, all of the following (the “Conditions to Commitment Closing”) shall have been satisfied prior to or concurrently with the Company’s execution and delivery of this Agreement:

(i) the following documents shall have been delivered to Investor:  (A) this Agreement, executed by the Company, (B) a Secretary’s Certificate as to (x) the resolutions of the Company’s board of directors authorizing this Agreement and the Transaction Documents to which the Company is a party, and the transactions contemplated hereby and thereby, (y) a copy of the Company’s current Certificate of Incorporation, and (z) a copy of the Company’s current Bylaws; (C) the Certificate of Designations executed by the Company and accepted by the Secretary of State of Delaware; (D) the Opinion, and (E) a copy of the press release announcing the transactions contemplated by this Agreement and Current Report on Form 8-K describing the transaction contemplated by this Agreement;

(ii) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the Company shall have delivered an Officer’s Closing Certificate to such effect to Investor, signed by an officer of the Company; and

(iii) Investor shall have entered into Stock Loan Agreements with lending stockholders of the Company who are parties thereto (each, a “Lending Stockholder,” and, collectively, the “Lending Stockholders”) in the form attached hereto as Exhibit G (each, a “Stock Loan Agreement”), and received no less than 7,500,000 Borrowed Shares (as defined in the Stock Loan Agreement) pursuant thereto.

(c) Investor’s Obligation to Purchase. Subject to the prior satisfaction of all applicable conditions set forth in this Agreement, following the Investor’s receipt of a validly delivered Put Notice, the Investor shall be required to purchase from the Company a number of Put Shares equal to the permitted Put Amount, in the manner described below.

2.3  Puts to Investor

(a) Procedure to Exercise a Put. Subject to the Maximum Put Amount, Maximum Placement and the other conditions and limitations set forth in this Agreement, at any time beginning on the Effective Date, the Company may, in its sole and absolute discretion, elect to exercise one or more Puts (each a “Put”) according to the following procedure, provided that each subsequent Put Notice Date (defined below) after the first Put Notice Date shall be no sooner than 5 Trading Days following the preceding Put Notice Date.

(b) Delivery of Put Notice. The Company shall deliver an irrevocable written notice (the “Put Notice”) the form of which is attached hereto as Exhibit F (the date of such Put Notice being the “Put Notice Date”), to Investor stating that the Company shall exercise a Put and stating the number of Preferred Shares which the Company will sell to Investor at the Put Share Price, and the aggregate purchase price for such Put (the “Put Purchase Price”).  A Put Notice may be delivered by the Company to Investor before 9:30 a.m. Eastern time on any Trading Day via facsimile or electronic mail, with confirming copy by overnight carrier.  A Put Notice delivered after such time or on a non-Trading Day shall be deemed delivered on the following Trading Day.

(c) Issuance of Warrants.  On each Put Notice Date, the Company shall issue a Warrant, to acquire that portion of Warrant Shares equal in value to 135.0% of the Put Purchase Price, at an exercise price equal to the closing price for the Common Stock on the Trading Day immediately preceding the Put Notice Date; provided, however, that, in the event the related Put Closing does not occur for any reason other than (i) the Company’s refusal to consummate the Put Closing, or (ii) the failure by the Company to satisfy all of the conditions precedent to the Closing of such Put set forth in Sections 2.3(e) and (f), then such Warrant delivered by the Company on such Put Notice Date shall, to the extent such Warrant is then unexercised, be ineffective and not subject to exercise under any circumstances and Investor shall promptly return such Warrant to the Company. Each Warrant shall have a term of 5 years.

(d) Conditions Precedent to the Right of the Company to Deliver a Put Notice.  The right of the Company to deliver a Put Notice is subject to the satisfaction, on the date of delivery of such Put Notice, of each of the following conditions:

(i) the Common Stock shall be listed for and actively trading on a Trading Market, and to the Company’s knowledge the shares of Common Stock on the Trading Market shall not have been suspended or delisted;

(ii) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as if made on such date, and no material default shall have occurred under this Agreement, or any other agreement with Investor, or any Affiliate of Investor, or any other agreement for borrowed funds of the Company and the Company shall deliver an Officer’s Closing Certificate, signed by an officer of the Company, to such effect to Investor;

(iii) any necessary Shareholder Approval shall have been obtained;

(iv) there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor shall there be any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement; no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any person (other than Investor or any Affiliate of Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement. For purposes of this paragraph (iv), no proceeding shall be deemed pending or threatened unless one of the parties has received written notification thereof prior to the applicable Put Closing Date;

(v) the Warrant issued on the Put Notice Date shall be exercisable for the full number of Warrant Shares set forth therein, without limitation under the second sentence of Section 1.5 thereof;

(vi) all Warrant Shares that were the subject of an Exercise Notice (as defined in the Warrant) that was previously delivered to the Company shall have been delivered in accordance with such Exercise Notice;

(vii) all previously issued Warrant Shares are DWAC Shares, are DTC eligible and can be immediately converted into electronic form without restriction on resale;

(viii) Company is in material compliance with all reporting requirements in order to maintain listing on a Trading Market;

(ix) Pursuant to the terms of the Stock Loan Agreements, Investor shall have Borrowed Shares equal to at least 150% of the Put Purchase Price;

(x) the Company shall have a current, valid and effective Registration Statement permitting the lawful resale of all previously issued Warrant Shares, or all such shares are eligible for resale without restriction under Rule 144;

(xi) Company shall have a sufficient number of duly authorized shares of Common Stock for issuance in such amount as may be required to fulfill its obligations pursuant to the Transaction Documents and any outstanding agreements with Investor and any Affiliate of Investor;

(xii) Company has provided notice of its delivery of the Put Notice to all signatories of a Lock-Up Agreement as required under the Lock-Up Agreement;

(xiii) the number of Warrant Shares issuable upon exercise of the Warrants, when aggregated with other securities owned by Investor and its Affiliates, would not result in beneficial ownership by Investor and its Affiliates of more than 9.99% of the outstanding shares of Common Stock, unless such condition is waived by Investor in writing.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, and Rule 13d-3 thereunder; and

(xiv) In the case of any Put Notice delivered to the Investor more than 170 days after the Effective Date, the Company shall first have a current, valid and effective Registration Statement permitting the lawful resale of all Warrant Shares underlying Warrants previously issued hererunder.

(e) Documents Required to be Delivered as Conditions to Closing of any Put. The Closing of any Put and Investor’s obligations hereunder shall additionally be conditioned upon the delivery to Investor of each of the following (the “Required Put Documents”) on or before the applicable Put Closing Date:

(i) a number of Preferred Shares equal to the Put Purchase Price divided by the Put Share Price shall have been delivered to Investor or an account specified by Investor for the Put Shares;

(ii) the following executed documents:  Opinion, Officer’s Certificate and Lock-Up Agreements;

(iii) a “Use of Proceeds” certificate, signed by an officer of the Company, and setting forth how the aggregate Put Purchase Price will be applied by the Company; and

(iv) all documents, instruments and other writings required to be delivered by the Company to Investor on or before the Put Closing Date pursuant to any provision of this Agreement, or in order to implement and effect the transactions contemplated herein.

(f) Mechanics of Put Closing. Each of the Company and Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(e) of this Agreement at or prior to each Put Closing. Subject to such delivery and the continued satisfaction of the conditions set forth in Section 2.3(d) effective as of such Put Closing Date, the closing of the purchase by Investor of Preferred Shares shall occur by 5:00 p.m. Eastern time, on the date which is 10 Trading Days following the Put Notice Date at the offices of Investor (each a “Put Closing Date”).  On or before each Put Closing Date, Investor shall deliver to the Company the Put Purchase Price to be paid for such Put Shares.  The closing (each a “Put Closing”) for each Put shall occur on the date that both (i) the Company has delivered to Investor all Required Put Documents, and (ii) Investor has delivered to the Company such Put Purchase Price, if applicable.  The Commitment Fee shall be paid to Investor simultaneously with the first Put Closing.

(g) Limitation on Investor’s Obligation to Purchase and Company’s Obligation to Sell.  Notwithstanding anything herein to the contrary, in the event the closing price of the Common Stock during the 9 Trading Days following the Put Notice falls below 75% of the closing bid price on the Trading Day prior to the Put Notice Date : (i) Investor may, at its option, and without penalty, decline to purchase the applicable Put Shares on the Put Closing Date; or (ii) Company may, at its option, and without penalty, terminate the Put Notice and decline to sell the applicable Put Shares on the Put Closing Date.

2.4  Maximum Placement

Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Purchase Price paid by Investor equals the Maximum Placement.

ARTICLE 3
TERMINATION

3.1  Automatic Termination

This Agreement and the Company’s right to initiate subsequent Puts to Investor under this Agreement shall terminate permanently (each, an “Automatic Termination”) upon the occurrence of any of the following:

(a) if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a SEC enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

(b) on any date after a Delisting Event that lasts for an aggregate of 20 consecutive Trading Days during any calendar year;

(c) if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

(d) the Company is in default of any loan agreement, equity investment agreement or instrument (other than in respect of payment of dividends on the Series A Preferred Stock);

(e) the Company is in default of any material provision of any agreement with the Investor, or any Affiliate of Investor;

(f) upon the occurrence of a Fundamental Transaction;

(g) so long as any Preferred Shares are outstanding, the Company effects or publicly announces its intention to create a security senior to the Series B Preferred Stock in any way;

(h) the Company has breached any material covenant in this Agreement; and

(i) on the Termination Date.

3.2  Company Termination

The Company may terminate (a “Company Termination”) this Agreement and its right to initiate future Puts by providing 30 days advanced written notice (“Termination Notice”) to Investor, by facsimile or electronic mail and overnight courier, at any time.

3.3  Effect of Termination

The termination of this Agreement will not effect the terms of any Preferred Shares, Warrants or Warrant Shares previously issued or delivered, or on any rights of any holder thereof, except as set forth in the governing instruments thereof.  Notwithstanding any other provision, all fees paid to Investor or its counsel are non-refundable.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1  Representations and Warranties of the Company

Except as set forth (i) in the SEC Reports or (ii) under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby represents, warrants and covenants to Investor, as of each Put Closing Date, as follows:

(a) Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 4.1(a).  Except as set forth in Schedule 4.1(a) of the Disclosure Schedule, (i) the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and (ii) all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens.  All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification.  Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents except where such violation could not, individually or in the aggregate, constitute a Material Adverse Effect (as defined below).  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than the filing of the Certificate of Designations and except in respect of any necessary Shareholder Approval.  Each of the Transaction Documents to which the Company is a party has been (or upon delivery will be) duly executed by the Company and, when delivered by the Company in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals.  Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of the Certificate of Designations, appropriate filings under the Act and the Exchange Act and except in respect of any necessary Shareholder Approval.

(f) Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions of transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock and Preferred Stock for issuance of the Securities at least equal to the number of Securities which could be issued pursuant to the terms of this Agreement.

(g) Capitalization.  The capitalization of the Company is as described in the Company’s most recent periodic report filed with the SEC.  The Company has not issued any capital stock since such filing other than pursuant to the terms of the Transaction Documents.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and as set forth on Schedule 4.1(g) of the Disclosure Schedules, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except in respect of any necessary Shareholder Approval, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the shares of the Securities.  Except in respect of the Stock Loan Agreements and as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements.  Except as set forth on Schedule 4.1(h) of the Disclosure Schedules, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  Except as set forth on Schedule 4.1(h) of the Disclosure Schedules, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(i) Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as set forth on Schedule 4.1(i) of the Disclosure Schedule or as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans.  The Company does not have pending before the SEC any request for confidential treatment of information.

(j) Litigation.  Except as set forth on Schedule 4.1(j) of the Disclosure Schedule or in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Act.

(k) Labor Relations.  Except as set forth on Schedule 4.1(k) of the Disclosure Schedules, no material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.

(l) Compliance.  Except as set forth on Schedule 4.1(l) of the Disclosure Schedules, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not reasonably be expected to have a Material Adverse Effect.

(m) Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets.  Except as set forth on Schedule 4.1(n) of the Disclosure Schedules, the Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Neither the Company not its Subsidiaries owns any real property.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

(o) Patents and Trademarks.  Except as set forth on Schedule 4.1(o) of the Disclosure Schedules, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violate or infringe upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company or the Subsidiaries.

(p) Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including but not limited to directors and officers insurance coverage at least equal to the Maximum Placement.  To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option and/or restricted stock agreements under any equity incentive plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Commitment Closing.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls or, to the Company’s knowledge, in other factors that could materially affect the Company’s internal controls.

(s) Certain Fees.  Except for the payment of the Commitment Fee or as set forth on Schedule 4.1(s) of the Disclosure Schedules, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.1(s) that may be due in connection with the transactions contemplated by this Agreement.

(t) Private Placement. Assuming the accuracy of Investor representations and warranties set forth in Section 4.2, no registration under the Act is required for the offer and sale of the Securities by the Company to Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v) Registration Rights.  No Person has any right to cause the Company to effect the registration under the Act of any securities of the Company, other than as set forth in the Transaction Documents.

(w) Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.  Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(x) Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and Investor’s ownership of the Securities.

(y) Disclosure.  Except with respect to the information that will be, and to the extent it is, publicly disclosed pursuant to Section 2.2(b)(i)(E), the Company confirms that, neither the Company nor any other Person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information.  The Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.  All disclosure provided to Investor regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the

Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(z) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Act or which could violate any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(aa) Tax Status.  Except as set forth on Schedule 4.1(aa) of the Disclosure Schedules, the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax.  None of the Company’s tax returns is presently being audited by any taxing authority.

(bb) No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Act or made any “directed selling efforts” as defined in Rule 902 of Regulation S.

(cc) Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(dd) Acknowledgment Regarding Investor’s Purchase of Securities.  The Company acknowledges and agrees that Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor’s purchase of the Securities.  The Company further represents to Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(ee) Accountants.  The Company’s accountants are set forth on Schedule 4.1(ee) of the Disclosure Schedules.  To the Company’s knowledge, such accountants are a registered public accounting firm as required by the Act.

(ff) No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, in either case that would reasonably be expected to result in a Material Adverse Effect.

(gg) Registration Statements and Prospectuses.

(i) Company will use its commercially reasonable efforts to promptly file (but in no event later than 30 days after each Put Closing Date), cause to become effective as soon as practicable thereafter, and remain effective until all Warrant Shares have been resold or are eligible for resale without limitation under Rule 144, a Registration Statement for the sale of the Warrant Shares underlying such Warrants issued to Investor on such Put Closing Date.  Each Registration Statement shall comply when it becomes effective, and, as amended or supplemented, at the time of any Put Notice Date, Put Closing Date, or issuance of any Warrant Shares, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Warrant Shares, will comply, in all material respects, with the requirements of the Act.

(ii)  Each Registration Statement, as of its respective effective time, will not, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) Each prospectus (within the meaning of the Act) related to the sale or offering of any Warrant Shares (“Prospectus”) will comply, as of its date and the date it will be filed with the SEC,  and, at the time of any Put Notice Date, Put Closing Date, or issuance of any Warrant Shares, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Warrant Shares, in all material respects, with the requirements of the Act.

(iv) At no time during the period that begins on the date a Prospectus is filed with the SEC and ends at the time a prospectus is no longer required by the Act to be delivered in connection with any sale of Warrant Shares did or will any such Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period will such Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v) Each Registration Statement will meet, and the offering and sale of the Warrant Shares as contemplated hereby complies with, and will comply with, the requirements of Rule 415(a)(1)(i) under the Act.

(vi) The Company has not, directly or indirectly, used or referred to any “free writing prospectus” (as defined in Rule 405 under the Act) except in compliance with Rules 164 and 433 under the Act.

(vii) The Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Warrant Shares contemplated by any Registration Statement, without taking into account any determination by the SEC pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”.

(hh) Stock Loan Agreements.  None of the Lending Stockholders are, or within 90 days of the Effective Date have been Affiliates of the Company.  No Lending Stockholder or any Affiliate of any Lending Stockholder has been, or will be, compensated by the Company, or to the Company’s knowledge any Person, in any manner, directly or indirectly, for entering into a Stock Loan Agreement except as expressly set forth therein.  The execution, delivery and performance of the Stock Loan Agreements, the consummation the transactions contemplated by the Stock Loan Agreements, the borrowing and receipt of the Borrowed Shares, and any subsequent sale of any Borrowed Shares as permitted by the Stock Loan Agreements do not and will not conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company, or to the Company’s knowledge any Lending Stockholder or other Person, is subject, including without limitation Section 5 of the Act and other federal and state securities laws and regulations.

4.2  Representations and Warranties of Investor. Investor hereby represents and warrants as of the Effective Date as follows:

(a) Organization; Authority.  Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor.  Each Transaction Document to which it is a party has been (or will be) duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Investor Status.  At the time Investor was offered the Securities, it was, and at the Effective Date it is: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Act.

(c) Experience of Investor.  Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d) General Solicitation.  Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) No Other Representations.  The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 4.2.

ARTICLE 5
OTHER AGREEMENTS OF THE PARTIES

5.1  Transfer Restrictions

(a) The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective Registration Statement or Rule 144, to the Company or to an Affiliate of Investor or in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of Luce Forward Hamilton & Scripps LLP, or other counsel selected by the transferor and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Act.

(b) Investor agrees to the imprinting, so long as is required by this Section 5.1, of the following legend or substantially similar legend on any certificate evidencing Securities:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH

THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company agrees to cause such legend to be removed from the applicable Securities immediately upon effectiveness of a Registration Statement relating to the sale thereof, or in the case of Warrant Shares, when such shares are eligible for sale under Rule 144.  Company further acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, Investor may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

5.2  Furnishing of Information

As long as Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act.  Upon the request of Investor, the Company shall deliver to Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Act within the limitation of the exemptions provided by Rule 144.

5.3  Integration

The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the sale of the Securities to Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

5.4  Securities Laws Disclosure; Publicity

The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the Effective Date, issue a press release or if required file a Current Report on Form 8-K, in each case reasonably acceptable to Investor, disclosing the material terms of the transactions contemplated hereby.  The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Investor, or without the prior consent of Investor, with respect to any press release of the Company, which consent shall not be unreasonably withheld, except if such disclosure is required by law or Trading Market, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of Investor, except (i) as required by federal securities law in connection with any registration statement under which the Warrant Shares are registered, and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure permitted under subclause (i) or (ii).

5.5  Shareholders Rights Plan

No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Investor. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

5.6  Non-Public Information

The Company represents and warrants that neither it nor any other Person acting on its behalf has, and covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that the Company believes or reasonably should believe constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information.  After the Effective Date, neither Investor nor any Affiliate Investor shall have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to the Company or the shareholders of the Company, or to any other Person who is the source of material nonpublic information regarding the Company.  The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

5.7  Indemnification of Investor

Subject to the provisions of this Section 5.7, the Company will indemnify and hold Investor and any Warrant holder, their Affiliates and attorneys, and each of their directors, officers, shareholders, partners, employees, agents, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Investor Parties” and each an “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against any Investor Party, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of Investor’s representation, warranties or covenants under the Transaction Documents or any agreements or understandings Investor may have with any such stockholder or any violations by Investor of state or federal securities laws or any conduct by Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance), (c)  any untrue statement of a material fact contained in a Registration Statement (or in a Registration Statement as amended by any post-effective amendment thereof by the Company) or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and/or (d) any untrue statement of a material fact included in any Prospectus (or any amendments or supplements to any Prospectus ), in any “issuer information” (as defined in Rule 433 under the Act) of the Company, or in any Prospectus, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be obligated to indemnify any Investor Party for any Losses suffered in respect of clauses (c) and/or (d) of this Section 5.7 to the extent such Losses occur in reliance upon and in conformity with written information furnished by such Investor Party expressly for use in connection with such Registration Statement.

If any action shall be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing.  The Investor Parties shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investor Parties except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of the Investor Parties.  The Company will not be liable to the Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents.

5.8  Indemnification of Company

Subject to the provisions of this Section 5.8, the Investor will indemnify and hold the Company, its Affiliates and attorneys, and each of their respective directors, officers, shareholders, partners, employees, agents, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Company Parties” and each a “Company Party”), harmless from any and all Losses that any Company Party may suffer or incur as a result of or relating to (a)  any breach of any of the representations, warranties, covenants or agreements made by the Investor in this Agreement or in the other Transaction Documents, or (b)  solely to the extent relating to written information furnished by Investor expressly for use in connection with a Registration Statement, either (i)  any untrue statement of a material fact contained in such information or (ii)  any omission or alleged omission from such information that renders such information incomplete or otherwise non-compliant with the Act.

If any action shall be brought against a Company Party in respect of which indemnity may be sought pursuant to this Agreement, such Company Party shall promptly notify the Investor in writing, and the Investor shall have the right to assume the defense thereof with counsel of its own choosing.  The Company Parties shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company Parties except to the extent that (i) the employment thereof has been specifically authorized by the Investor in writing, (ii) the Investor has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Investor and the position of the Company Parties.  The Investor will not be liable to the Company Parties under this Agreement (i) for any settlement by a Company Party effected without the Investor’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to Company’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents

5.9  Reservation of Securities

The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

5.10  Limited Standstill

The Company will deliver to Investor on or before each Put Closing Date, and will honor and enforce the provisions of, the Lock-Up Agreements.

5.11  Issuance of Additional Securities

The Company shall not issue additional Common Stock or securities convertible into Common Stock to any Person other than:  (i)  to Investor, (ii)  any Affiliate of Investor, (iii)  in connection with any Approved Stock Plan (as defined in the Warrant), (iv)  upon the exercise of the Warrants, (v)  issuance of the Company’s securities to any employee, officer, director or consultant in exchange for services provided to the Company, (vi)  issuance of the Company’s securities to any one or more critical professionals; provided, that, at no time during which any Warrants are outstanding, shall the aggregate value (in each case as determined on the respective date of issuance) of all securities issued by the Company pursuant to this clause (vi) exceed $4,000,000.00; (vii)  in connection with any merger or acquisition of any assets or securities of another business, corporation or entity by the Company, the primary purpose of which is not to raise equity capital; or (viii)  upon conversion, exercise or exchange of any Options (as defined in the Warrant) or Convertible Securities (as defined in the Warrant) which are outstanding on the day immediately preceding the Effective Date, provided that, in the case of any such conversion or exercise, the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Effective Date.

5.12  Prospectus Availability and Changes

The Company will make available to Investor upon request, and thereafter from time to time will furnish Investor, as many copies of any Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the applicable Registration Statement) as Investor may request for the purposes contemplated by the Act; and in case Investor is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Warrant Shares, or after the time a post-effective amendment to the applicable Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.

The Company will advise Investor promptly of the happening of any event within the time during which a Prospectus is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise Investor promptly if, during such period, it shall become necessary to amend or supplement any Prospectus to cause such Prospectus to comply with the requirements of the Act, and in each case, during such time, to prepare and furnish, at the Company’s expense, to Investor promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance.

5.13  Shareholder Approval

No transactions contemplated under this Agreement or the Transaction Documents shall be consummated for an amount that would require shareholder approval under any applicable shareholder approval provisions, rules or regulations of any Trading Market applicable to the Company unless and until such shareholder approval is obtained.

5.14  Registration

In the event that a Registration Statement is not declared effective by the one year anniversary of the Effective Date, Company shall, at Investor’s election in its sole discretion, exercise the Company’s Repurchase Right provided for in Section 7 of the Certificate of Designations to effectuate the repurchase of any outstanding Preferred Shares.

ARTICLE 6
MISCELLANEOUS

6.1  Fees and Expenses

Except for the $20,000.00 non-refundable document preparation fee previously paid by the Company to counsel for Investor, the receipt of which is hereby acknowledged, and as may be otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities, if any.

6.2  Notices

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page hereto prior to 5:30 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page hereto on a day that is not a Trading Day or later than 5:30 p.m. Eastern time on any Trading Day, (c) three Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.3  Construction

The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.4  Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Neither party shall assign this Agreement or the terms hereof without the prior written approval of the other party.

6.5  No Third Party Beneficiaries

This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 5.7 and 5.8.

6.6  Governing Law

All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the preparation and prosecution of such action or proceeding.

6.7  Survival

The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

6.8  Execution

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.9  Severability

If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.10  Replacement Securities

If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.11  Remedies

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.12  Payment Set Aside

To the extent that the Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.13  Liquidated Damages

The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.14  Time of the Essence

Time is of the essence with respect to all provisions of this Agreement that specify a time for performance.

6.15  Amendments; Waivers

No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.16  Entire Agreement

This Agreement, together with the exhibits, appendices and schedules hereto, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, understandings, communications and discussions, both oral and written.  No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth herein above.  The parties hereby waive all rights and remedies, at law and in equity, arising out of, relating to, or which may arise as the result of, any Person’s reliance on any such assurance.  The parties acknowledge that all prior agreements have been merged into this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MEDIS TECHNOLOGIES LTD.

By:           /s/ Jose Mejia
Jose Mejia
President & Chief Executive Officer

By:           /s/ Stephen Crea
Stephen Crea
Chief Financial Officer

VOLATION TECHNOLOGY CAPITAL PARTNERS, LLC

By:           /s/ Terry Peizer
Terry Peizer
Managing Director

Addresses for Notice

To Company:

Medis Technologies Ltd.:
805 Third Avenue, 15th Floor
New York, NY 10022
Attention:  Jose Mejia
Fax No.:  (212) 935-9216
Email:  omerm@medistechnologies.com

with a copy to:

Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, NY 10020
Attention:  Ira I. Roxland, Esq.
Fax No.:  (212) 768-6800
Email:  iroxland@sonnenschein.com

To Investor:

Volation Technology Capital Partners, LLC
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, CA 90025
Attention:  Terry Peizer
Fax No.:  (310) 444-5300
Email:  terry@volationcapital.com

with a copy to:

Luce Forward Hamilton & Scripps LLP
601 South Figueroa Street, Suite 3900
Los Angeles, CA 90017
Attention:  John C. Kirkland, Esq.
Fax No.:  (213) 452-8035
Email:  jkirkland@luce.com